SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 27, 2000
                                                       ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-25691                       13-4051921
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.
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     On April 27, 2000, NTL Incorporated  and France Telecom  confirmed that NTL
Mobile, their joint venture created to take part in the UK government auction for a UMTS license, is withdrawing from said auction.


Item 7.     Financial Statements and Exhibits.
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            Exhibits

99.1        Press release, issued April 27, 2000

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             NTL INCORPORATED
                                             (Registrant)


                                             By: /s/  Richard J. Lubasch
                                             ---------------------------
                                             Name:    Richard J. Lubasch
                                             Title:   Executive Vice President-
                                                       General Counsel


Dated: April 27, 2000

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                             Page
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99.1        Press release, issued April 27, 2000